Leases (Tables)	12 Months Ended
Dec. 29, 2012
Schedule of Future Minimum Lease Payments for Capital and Operating Lease and Sublease Rental Income

As of December 29, 2012, future minimum lease rental payments applicable to non-cancelable capital and operating leases, and expected minimum sublease rental income, were as follows (dollars in thousands):

	Capital Leases	Operating Leases	Future Expected Sub-lease Income
2013	$30,254	$28,176	$3,539
2014	28,006	28,916	1,876
2015	25,279	31,424	1,403
2016	23,951	33,101	1,052
2017	19,937	34,968	888
Thereafter	65,843	193,835	2,657

Total minimum lease payments	193,270	$350,420	$11,415

Less amounts representing interest	(78,239)

Present value of net minimum lease payments	115,031
Less current obligations	(14,357)

Long-term obligations	$100,674